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                                                                   EXHIBIT 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1997 included in Colgate-Palmolive Company's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

New York, New York
February 2, 1998

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